UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 12, 2005

                            LEV PHARMACEUTICALS, INC.
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               (Exact name of registrant as specified in charter)

          Delaware                  000-32947                 88-0211496
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(State or other jurisdiction       (Commission             (IRS Employer of
       incorporation)              File Number)           Identification No.)

           122 East 42nd Street, Suite 2606, New York, New York 10022
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 682-3096

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

      The information required to be disclosed in this Item 1.01 is incorporated herein by reference from Item 3.02.

Item 3.02 Unregistered Sales of Equity Securities.

      On May 12, 2005, Lev Pharmaceuticals, Inc. (the "Company") consummated the second closing of a private placement offering (the "Offering") pursuant to which the Company is raising capital in an aggregate gross amount of up to $7,500,000. At the second closing of the Offering the Company issued 1,038,000 shares of common stock and 519,000 warrants to certain investors (the "Investors"). The securities were sold as a unit (the "Units") at a price of $50,000 per Unit for aggregate gross proceeds of approximately $1.04 million. Each Unit consisted of 50,000 shares of common stock and a warrant to purchase 25,000 shares of common stock. The warrants are immediately exercisable at $1.35 per share and are exercisable at any time within five years from the date of issuance. The Company paid a fee of $93,420 and has agreed to issue an aggregate 140,130 warrants (the "Agent Warrants") to purchase common stock to Laidlaw & Company (UK) Ltd., who acted as the placement agent. The Agent Warrants are immediately exercisable at $1.35 per share and will expire five years after issuance.

      In connection with the offer and sale of securities to the Investors and the placement agent, the Company relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 promulgated thereunder. The Company believes that the Investors and the placement agent are "accredited investors", as such term is defined in Rule 501(a) promulgated under the Securities Act.

      The Investors and the placement agent also became parties to Registration Rights Agreements, dated as of May 3, 2005 (the "Registration Rights Agreements"), pursuant to which the Company has agreed to file, within 60 days after a final closing of the private placement, a registration statement covering the resale of the shares of common stock sold to the Investors and the placement agent and the shares of common stock issuable upon exercise of the Warrants issued to the Investors and the placement agent.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits.

            4.1 Form of Investor Warrant to purchase shares of Common Stock issued in connection with the sale of the Units (incorporated by reference to Exhibit 4.1 to Form 8-K filed on May 9, 2005).

            4.2 Form of Agent Warrant to purchase shares of Common Stock issued in connection with the sale of the Units (incorporated by reference to Exhibit 4.2 to Form 8-K filed on May 9, 2005).

            10.1 Form of Registration Rights Agreement, dated as of May 3, 2005 by and among the Registrant and the purchasers set forth on the signature page thereto (incorporated by reference to Exhibit 10.1 to Form 8-K filed on May 9, 2005).

            10.2 Form of Registration Rights Agreement, dated as of May 3, 2005 by and among the Registrant and Laidlaw & Company (UK) Ltd. (incorporated by reference to Exhibit 10.2 to Form 8-K filed on May 9, 2005).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            LEV PHARMACEUTICALS, INC.

Date: May 18, 2005          /s/ Joshua D. Schein
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                            Joshua D. Schein, Ph.D.
                            Chief Executive Officer